EXHIBIT 99.1
------------

                                  $437,144,000
                                  (APPROXIMATE)
                                 GSAMP 2003-FM1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

                                                                     INITIAL
                      APPROXIMATE         PRIMARY      EXPECTED       PASS-      ESTIMATED     PRINCIPAL
                       PRINCIPAL         COLLATERAL     CREDIT       THROUGH     AVG. LIFE      PAYMENT       MOODY'S/S&P/FITCH
CERTIFICATES            BALANCE            GROUP       SUPPORT      RATE (2)     (YRS) (3)     WINDOW (3)     EXPECTED RATINGS
-------------------   ------------      ------------   --------    -----------   ---------   --------------   -----------------
A-1                    246,526,000      Group I (1)       17.25%   LIBOR + [%]        2.35   04/03 - 04/10       Aaa/AAA/AAA
A-2A                    83,614,000      Group II (1)      17.25%   LIBOR + [%]        1.30   04/03 - 02/06       Aaa/AAA/AAA
A-2B                    36,176,000      Group II (1)      17.25%   LIBOR + [%]        5.47   02/06 - 04/10       Aaa/AAA/AAA
M-1                     27,224,000      Group I & II      11.10%   LIBOR + [%]        4.85   07/06 - 04/10        Aa2/AA/AA
M-2                     22,134,000      Group I & II       6.10%   LIBOR + [%]        4.79   05/06 - 04/10         A2/A/A+
B-1                      9,961,000      Group I & II       3.85%   LIBOR + [%]        4.77   04/06 - 04/10      Baa1/BBB+/A-
B-2                      6,640,000      Group I & II       2.35%   LIBOR + [%]        4.75   04/06 - 04/10      Baa2/BBB-/BBB
B-3                      4,869,000      Group I & II       1.25%   LIBOR + [%]        4.49   04/06 - 02/10      Baa3/BB+/BBB-
   TOTAL              $437,144,000(5)

(1) Under certain circumstances, the Class A-1 Certificates may receive principal payments from the Group II Mortgage Loans and the Class A-2A and Class A-2B Certificates may receive principal payments from the Group I Mortgage Loans.

(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in March 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (6)
-------------------------------

                                                             GROUP I                      GROUP II
                                                   ---------------------------   --------------------------
                                                    ADJUSTABLE                   ADJUSTABLE
                                                       RATE        FIXED RATE       RATE        FIXED RATE     AGGREGATE
                                                   ------------    -----------   -----------    -----------   ------------
SCHEDULED PRINCIPAL BALANCE:                       $253,260,631    $44,656,542   $79,727,771    $65,033,398   $442,678,342
NUMBER OF MORTGAGE LOANS:                                 1,504            220           289            238          2,251
AVERAGE SCHEDULED PRINCIPAL BALANCE:                   $168,391       $202,984      $275,875       $273,250       $196,659
WEIGHTED AVERAGE GROSS COUPON:                            7.794%         6.577%        8.065%         7.134%         7.623%
WEIGHTED AVERAGE NET COUPON(7):                           7.287%         6.070%        7.558%         6.627%         7.116%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                       604            658           598            650            615
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                      81.05%         76.77%        79.68%         79.21%         80.10%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):            358            342           358            350            355
WEIGHTED AVERAGE SEASONING (MONTHS):                          2              3             2              3              3
WEIGHTED AVERAGE MONTHS TO ROLL(8):                          22            N/A            22            N/A             22
WEIGHTED AVERAGE GROSS MARGIN(8:                           6.99%           N/A          6.98%           N/A           6.99%
WEIGHTED AVERAGE INITIAL RATE CAP(8):                      3.00%           N/A          3.00%           N/A           3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP(8):                     1.50%           N/A          1.50%           N/A           1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(8):          14.79%           N/A         15.07%           N/A          14.86%

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(8) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

FEATURES OF THE TRANSACTION
---------------------------

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Fremont Investment & Loan ("Fremont").

o Credit support for the Certificates will be provided through a senior/subordinate structure and initial overcollateralization of 1.25%.

o This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $109,689,940 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 84 months and a strike rate of 1-month LIBOR equal to 7.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available only to pay Basis Risk Carry Forward Amounts on the Class A-2A, A-2B, M-1, M-2, B-1, B-2, and B-3 Certificates in the manner described herein (see Appendix A for Interest Rate Cap details).

o     The Mortgage Loans will be serviced by Ocwen Financial Corporation
      ("Ocwen").

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans are secured by a property in the state of Georgia.

o The transaction will be modeled on INTEX as "GSA03FM1" and on Bloomberg as "GSAMP 03-FM1".

o The Offered Certificates in the table will be registered under a registration statement filed with the Securities and Exchange Commission.

TIME TABLE
----------

EXPECTED CLOSING DATE:        March 27, 2003

CUT-OFF DATE:                 March 1, 2003

EXPECTED PRICING DATE:        March 17, 2003

FIRST DISTRIBUTION DATE:      April 20, 2003

KEY TERMS
---------

OFFERED CERTIFICATES:         Class A-1, Class A-2A, Class A-2B, Class M-1,
                              Class M-2, Class B-1, Class B-2, and Class B-3
                              Certificates

CLASS A CERTIFICATES          Class A-1, Class A-2A, and Class A-2B Certificates

CLASS A-2 CERTIFICATES:       Class A-2A and Class A-2B Certificates

DEPOSITOR:                    GS Mortgage Securities Corp.

LEAD MANAGER:                 Goldman Sachs & Co.

CO-MANAGER:                   Banc One Capital Markets, Inc.

SERVICER:                     Ocwen Financial Corporation

TRUSTEE:                      Deutsche Bank National Trust Company

SERVICING FEE:                50 bps

TRUSTEE FEE:                  0.55 bps

INTEREST RATE CAP
PROVIDER:                     Goldman Sachs Capital Markets LP. The short-term
                              unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated P-1 by Moody's Investors Service Inc., A-1 by Standard & Poor's Ratings Group and F1+ by
                              Fitch Ratings. The long-term unsecured debt obligations of the guarantor are rated Aa3 by Moody's, A+ by S&P and AA- by Fitch.

DISTRIBUTION DATE:            20th day of the month or the following Business
                              Day

RECORD DATE:                  For any Distribution Date, the last Business Day
                              of the accrual period

DELAY DAYS:                   0 day delay on all Certificates


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DAY COUNT:                    Actual/360 basis

INTEREST ACCRUAL:             The prior Distribution Date to the day prior to
                              the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

PRICING PREPAYMENT
ASSUMPTION:                   Adjustable rate mortgage loans: 28% Fixed rate
                              mortgage loans: CPR starting at 10% CPR in month 1 and increasing to 25% CPR in month 12 (an approximate 1.364% increase per month), and remaining at 25% CPR thereafter.

MORTGAGE LOANS:               The Trust will consist of two groups of subprime,
                              fixed rate and adjustable rate, first lien residential mortgage loans.

GROUP I MORTGAGE LOANS:       Approximately $297,917,173 of Mortgage Loans with
                              original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

GROUP II MORTGAGE LOANS:      Approximately $144,761,168 of Mortgage Loans with
                              original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Freddie Mac and Fannie Mae.

EXCESS SPREAD:                The initial weighted average net coupon of the
                              mortgage pool will be greater than the interest payments on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                              Initial Gross WAC (1):                     7.6229%

                                Less Fees & Expenses (2):                0.5055%

                              Net WAC (1):                               7.1174%

                                Less Initial Certificate
                                  Coupon (Approx.)(1)(3):                1.8625%

                              Initial Excess Spread (1):                 5.2549%

                              (1) This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                              (2)   Includes the Servicing Fee and Trustee Fee.

                              (3) Assumes 1-month LIBOR equal to 1.2710%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the Offered Certificates as well as any changes in day count.

SERVICER ADVANCING:           Yes as to principal and interest, subject to
                              recoverability.

COMPENSATING INTEREST:        The Servicer shall provide Compensating Interest
                              equal to the lesser of (A) the aggregate of the Prepayment Interest Shortfalls on the Mortgage
                              Loans for the related Distribution Date resulting from Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee received for the related
                              Distribution Date.

OPTIONAL CLEAN-UP CALL:       The transaction has a 10% optional clean-up call.

RATING AGENCIES:              Moody's Investors Service, Inc., Standard & Poor's
                              Ratings Group and Fitch Ratings.

MINIMUM DENOMINATION:         $25,000 with regard to the Class A Certificates,
                              and $250,000 with regard to the Class M-1, M-2, B-1, B-2, and B-3 Certificates.

LEGAL INVESTMENT:             It is anticipated that Class A-1, A-2A, A-2B, and
                              M-1 Certificates will be SMMEA eligible.

ERISA ELIGIBLE:               Underwriter's exemption is expected to apply to
                              all Offered Certificates. However, prospective purchasers should consult their own counsel.

TAX TREATMENT:                All Offered Certificates represent REMIC regular
                              interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

PROSPECTUS:                   The Offered Certificates will be offered pursuant
                              to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                              Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                              PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Until the Step-Down Date, principal will be paid (1) to the Class A-1 Certificates up to the Group I Principal Distribution Amount, (2) sequentially, to the Class A-2A and Class A-2B Certificates up to the Group II Principal Distribution Amount, and (3) any available remaining Principal Distribution Amount will be distributed sequentially to the Class M-1, M-2, B-1, B-2 and B-3 Certificates. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) 1.25% overcollateralization (funded upfront) (After the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 34.50%.

                                 INITIAL                             STEP-DOWN
                              SUBORDINATION                             DATE
CLASS                          PERCENTAGE                            PERCENTAGE
-----                         -------------                          ----------
  A                                   17.25%                              34.50%
 M-1                                  11.10%                              22.20%
 M-2                                   6.10%                              12.20%
 B-1                                   3.85%                               7.70%
 B-2                                   2.35%                               4.70%
 B-3                                   1.25%                               2.50%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [%] of the prior period's senior enhancement percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

DISTRIBUTION DATE             CUMULATIVE REALIZED LOSS PERCENTAGE:
-----------------             ------------------------------------

April 2006 - March 2007       2.2500% for the first month, plus an additional
                              1/12th of 1.5000% for each month thereafter (e.g., approximately 2.3750% in May 2006)

April 2007 - March 2008       3.7500% for the first month, plus an additional
                              1/12th of 1.2500% for each month thereafter (e.g., approximately 3.8542% in May 2007)

April 2008 - March 2009       5.0000% for the first month, plus an additional
                              1/12th of 0.5000% for each month thereafter (e.g., approximately 5.0417% in May 2008)

April 2009 - March 2010       5.5000% for the first month, plus an additional
                              1/12th of 0.2500% for each month thereafter (e.g., approximately 5.5208% in May 2009)

April 2010 and thereafter     5.7500%

STEP-UP COUPONS. For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The coupon for the Class A Certificates will increase to 2 times the margin and the coupon for the Class M-1, M-2, B-1, B-2 and B-3 Certificates will increase to 1.5 times the margin.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

CLASS A-2A PASS-THROUGH RATE. The Class A-2A Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS A-2B PASS-THROUGH RATE. The Class A-2B Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-2 PASS-THROUGH RATE. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC CAP. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

LOAN GROUP I CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

LOAN GROUP II CAP. As to any Distribution Date, a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

CLASS A-1 BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Class A-1 Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-1 Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap).

CLASS A-2A BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2A Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2A Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2A Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS A-2B BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, the supplemental interest amount for the Class A-2B Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Class A-2B Basis Risk Carry Forward Amount remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Class A-2B Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap).

CLASS M-1, M-2, B-1, B-2 AND B-3 BASIS RISK CARRY FORWARD AMOUNTS. As to any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1, B-2 and B-3 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i) Concurrently, (1) from Interest Remittance Amounts related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-1 Certificates from prior Distribution Dates, and (2) from Interest Remittance Amounts related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to the Class A-2A and Class A-2B Certificates) to the Class A-2A and Class A-2B Certificates, the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Class A-2A and Class A-2B Certificates from prior Distribution Dates; provided, that if the Interest Remittance Amount for any group of Mortgage Loans is insufficient to make the related payments set forth in clause (1) or (2) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (1) or (2) above will be available to cover that shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iv)  to the Class B-1 Certificates, their Accrued Certificate Interest,

      (v) to the Class B-2 Certificates, their Accrued Certificate Interest, and

      (vi)  to the Class B-3 Certificates, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) the Group I Principal Distribution Amount will be distributed to the Class A-1 Certificates, until the Certificate Principal Balances thereof has been reduced to zero,

(b) the Group II Principal Distribution Amount will be distributed sequentially to the Class A-2A and Class A-2B Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

      (iv) to the Class B-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-3 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, until the Certificate Principal Balances thereof has been reduced to zero,

(b) sequentially, to the Class A-2A and Class A-2B Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

(c) the portion of the available Principal Distribution Amount for all loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

      (v) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on the Class A Principal Allocation Percentage for each such group on such Distribution Date; provided, however, that if the Certificate Principal Balance of either group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the Certificate Principal Balance thereof has been reduced to zero. Any principal distributions allocated to the Class A-2 Certificates are required to be distributed first to the Class A-2A Certificates until their Certificate Principal Balance has been reduced to zero, and then to the Class A-2B Certificates until their Certificate Principal Balance has been reduced to zero. However, from and after the Distribution Date on which the aggregate Certificate Principal Balances of the Class M and Class B Certificates have been reduced to zero, any principal distributions allocated to the Class A-2 Certificates are required to be allocated pro rata to the Class A-2A and Class A-2B Certificates, based on their respective Certificate Principal Balances.

ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (v) to the Class B-3 Certificates, their unpaid interest shortfall amount,

      (vi) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2A Basis Risk Carry Forward Amount to the Class A-2A Certificates, any Class A-2B Basis Risk Carry Forward Amount to the Class A-2B Certificates, pro rata relative to the respective Basis Risk Carry Forward Amounts on the Class A Certificates,

      (vii) sequentially, to Classes M-1, M-2, B-1, B-2, and B-3 Certificates, in each case up to their respective unpaid remaining Basis Risk Cary Forward Amounts, and

      (viii) also, from any available Interest Rate Cap payments, first, (1) on a pro rata basis, based on their respective remaining Basis Risk Carry Forward Amounts, to the Class A-2A and class A-2B Certificates up to their respective unpaid remaining Basis Risk Cary Forward Amounts, then (2) sequentially to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and then to the extent remaining (3) to the excess cashflow certificates.

Once realized losses are allocated sequentially to the Class B-3, B-2, B-1, M-2 and M-1 Certificates, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing and the trustee fees.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

GROUP I PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans.

GROUP II PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the servicer on or prior to the related determination date or advanced by the servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing and trustee fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

CLASS A PRINCIPAL ALLOCATION PERCENTAGE. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 65.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.80% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS M-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

approximately 97.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

REMAINING PREPAYMENT PENALTY TERM BY PRODUCT TYPE
-------------------------------------------------

PRODUCT          NO PENALTY     0-12 MONTHS    13-24 MONTHS    25-36 MONTHS    37-48 MONTHS    49-60 MONTHS       TOTAL
--------------   -----------    -----------    ------------    ------------    ------------    ------------    ------------
2/28 LIBOR ARM   $16,878,420    $10,293,477    $295,846,086      $4,882,121              $0      $1,763,218    $329,663,322
3/27 LIBOR ARM      $182,164             $0        $609,337      $2,533,579              $0              $0      $3,325,079
Fixed Balloon       $208,245             $0        $184,445        $293,265              $0              $0        $685,955
Fixed Rate        $1,782,524     $1,621,085     $27,108,825     $77,912,571              $0        $578,981    $109,003,985
--------------   -----------    -----------    ------------    ------------    ------------    ------------    ------------
TOTAL            $19,051,354    $11,914,561    $323,748,693     $85,621,536              $0      $2,342,198    $442,678,342
==============   ===========    ===========    ============    ============    ============    ============    ============

PRODUCT          NO PENALTY     0-12 MONTHS    13-24 MONTHS    25-36 MONTHS    37-48 MONTHS    49-60 MONTHS
--------------   -----------    -----------    ------------    ------------    ------------    ------------
2/28 LIBOR ARM          5.12%          3.12%          89.74%           1.48%           0.00%           0.53%
3/27 LIBOR ARM          5.48%          0.00%          18.33%          76.20%           0.00%           0.00%
Fixed Balloon          30.36%          0.00%          26.89%          42.75%           0.00%           0.00%
Fixed Rate              1.64%          1.49%          24.87%          71.48%           0.00%           0.53%
--------------   -----------    -----------    ------------    ------------    ------------    ------------
TOTAL                   4.30%          2.69%          73.13%          19.34%           0.00%           0.53%
==============   ===========    ===========    ============    ============    ============    ============


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on March 13, 2003) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

            SCENARIO              FIRST DOLLAR OF LOSS          LIBOR FLAT               0% RETURN
            -------------------   --------------------     --------------------     --------------------
            CDR                                  25.68%                   26.16%                   27.30%
            Yield                               3.3377%                  2.5128%                  0.0254%
            WAL                                   3.98                     3.90                     3.78
CLASS M-1   Modified Duration                     3.77                     3.71                     3.68
            Window                       Mar07 - Mar07            Feb07 - Feb07            Jan07 - Jan07
            Principal Writedown       23,239.63  (0.09%)      919,309.49  (3.38%)    3,417,210.11 (12.55%)
            Collateral Losses     76,558,720.38 (17.29%)   77,120,139.14 (17.42%)   79,089,771.63 (17.87%)

            CDR                                  17.03%                   17.73%                   18.63%
            Yield                               4.6022%                  2.7743%                  0.0224%
            WAL                                   4.73                     4.62                     4.43
CLASS M-2   Modified Duration                     4.29                     4.25                     4.22
            Window                       Dec07 - Dec07            Nov07 - Nov07            Oct07 - Oct07
            Principal Writedown        9,002.80  (0.04%)    1,972,545.48  (8.91%)    4,488,146.40 (20.28%)
            Collateral Losses     58,652,451.01 (13.25%)   60,246,123.63 (13.61%)   62,319,067.76 (14.08%)

            CDR                                  13.73%                   14.20%                   14.58%
            Yield                               5.5564%                  2.8587%                  0.0644%
            WAL                                   5.06                     4.93                     4.82
CLASS B-1   Modified Duration                     4.44                     4.41                     4.45
            Window                       Apr08 - Apr08            Mar08 - Mar08            Mar08 - Mar08
            Principal Writedown        7,747.90  (0.08%)    1,416,395.57 (14.22%)    2,661,272.54 (26.72%)
            Collateral Losses     50,229,948.93 (11.35%)   51,386,187.53 (11.61%)   52,517,195.02 (11.86%)

            CDR                                  11.69%                   12.12%                   12.37%
            Yield                               6.8902%                  2.9929%                  0.0167%
            WAL                                   5.31                     5.14                     5.00
CLASS B-2   Modified Duration                     4.46                     4.43                     4.46
            Window                       Jul08 - Jul08            Jun08 - Jun08            Jun08 - Jun08
            Principal Writedown        4,973.50  (0.07%)    1,426,461.00 (21.48%)    2,299,307.12 (34.63%)
            Collateral Losses     44,542,553.99 (10.06%)   45,702,993.69 (10.32%)   46,496,128.12 (10.50%)

            CDR                                  10.34%                   10.70%                   10.87%
            Yield                               7.5184%                  3.0569%                  0.1472%
            WAL                                   5.48                     5.29                     5.15
CLASS B-3   Modified Duration                     4.49                     4.46                     4.48
            Window                       Sep08 - Sep08            Aug08 - Aug08            Aug08 - Aug08
            Principal Writedown       11,864.82 (0.24%)     1,244,241.34 (25.55%)    1,874,667.03 (38.50%)
            Collateral Losses     40,488,912.81 (9.15%)    41,502,422.68  (9.38%)   42,066,716.63  (9.50%)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

SELECTED MORTGAGE LOAN DATA
---------------------------

                       THE MORTGAGE LOANS (ALL COLLATERAL)

SCHEDULED PRINCIPAL BALANCE:                                       $442,678,342
NUMBER OF MORTGAGE LOANS:                                                 2,251
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $196,659
WEIGHTED AVERAGE GROSS COUPON:                                            7.623%
WEIGHTED AVERAGE NET COUPON:                                              7.116%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       615
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      80.10%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            355
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3
WEIGHTED AVERAGE MONTHS TO ROLL:                                             22
WEIGHTED AVERAGE GROSS MARGIN:                                             6.99%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.86%

                                              DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT PRINCIPAL BALANCE            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$75,000 & Below                         189  $ 11,705,563       2.64%     9.286%       589  $  61,934     77.88%   73.05%     73.47%
$75,001 - $100,000                      221    19,417,545       4.39      8.372        602     87,862     78.63    67.74      84.14
$100,001 - $125,000                     251    28,333,324       6.40      8.167        602    112,882     79.97    64.85      87.63
$125,001 - $150,000                     253    34,851,701       7.87      8.110        605    137,754     79.11    68.69      92.53
$150,001 - $200,000                     447    78,478,990      17.73      7.657        610    175,568     80.33    63.24      91.45
$200,001 - $250,000                     332    74,732,914      16.88      7.516        613    225,099     80.41    63.44      94.20
$250,001 - $300,000                     211    57,900,505      13.08      7.424        620    274,410     81.06    60.45      91.01
$300,001 - $450,000                     266    94,583,118      21.37      7.359        624    355,576     80.91    61.30      94.82
$450,001 & Above                         81    42,674,682       9.64      7.048        635    526,848     78.24    63.80      97.74
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY CURRENT RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT RATE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.99% & Below                            47  $ 12,474,660       2.82%     5.886%       694  $ 265,418     73.61%   92.26%     94.28%
6.00- 6.49%                             144    37,032,015       8.37      6.235        654    257,167     76.95    90.79      98.92
6.50- 6.99%                             492   117,123,765      26.46      6.774        635    238,056     79.55    73.94      97.16
7.00- 7.49%                             225    49,468,817      11.17      7.233        618    219,861     79.88    66.33      91.79
7.50- 7.99%                             398    82,898,463      18.73      7.767        609    208,288     82.12    49.95      86.35
8.00- 8.49%                             260    47,426,880      10.71      8.250        600    182,411     83.02    56.33      89.85
8.50- 8.99%                             339    53,589,789      12.11      8.707        593    158,082     81.81    45.42      89.49
9.00- 9.49%                             147    19,242,944       4.35      9.234        568    130,904     81.17    58.21      90.33
9.50- 9.99%                             104    12,725,210       2.87      9.696        556    122,358     78.35    50.35      90.07
10.00% & Above                           95    10,695,799       2.42     10.861        543    112,587     68.76    62.19      90.41
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        DISTRIBUTION BY FICO
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
FICO                                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
500-519                                 129  $ 20,690,069       4.67%     8.828%       511  $ 160,388     74.28%   55.17%     97.01%
520-539                                 166    27,720,562       6.26      8.687        530    166,991     75.10    56.04      94.54
540-559                                 171    29,969,980       6.77      8.433        551    175,263     76.56    67.41      98.07
560-579                                 255    46,946,992      10.61      8.184        569    184,106     81.08    72.12      93.15
580-599                                 262    50,073,019      11.31      7.631        590    191,118     80.83    70.68      95.14
600-619                                 275    54,563,560      12.33      7.337        609    198,413     80.14    77.04      92.42
620-639                                 311    65,226,101      14.73      7.278        629    209,730     81.47    62.69      91.51
640-659                                 265    55,824,438      12.61      7.282        649    210,658     81.81    50.93      91.66
660-679                                 178    38,618,947       8.72      7.139        669    216,960     81.62    55.62      86.73
680-699                                  93    19,356,778       4.37      7.190        689    208,137     83.09    51.76      92.05
700-719                                  56    13,075,659       2.95      6.810        710    233,494     79.04    61.33      85.04
720-739                                  24     5,701,041       1.29      6.820        729    237,543     80.85    75.38      78.02
740 & Above                              60    14,377,936       3.25      7.081        765    239,632     80.11    63.73      87.15
N/A                                       6       533,260       0.12     10.889     N/A        88,877     60.68   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY ORIGINAL LTV
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ORIGINAL LTV                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
40.00% & Below                           20  $  2,914,512       0.66%     7.319%       626  $ 145,726     29.29%   61.55%     89.38%
40.01 - 50.00%                           27     5,434,170       1.23      7.186        611    201,266     46.67    61.37      84.32
50.01 - 60.00%                           89    16,407,467       3.71      7.608        601    184,354     56.15    59.19      89.87
60.01 - 70.00%                          180    36,662,547       8.28      7.897        595    203,681     66.21    56.92      91.69
70.01 - 80.00%                        1,101   210,318,165      47.51      7.576        613    191,025     78.61    54.51      94.38
80.01 - 85.00%                          234    47,977,499      10.84      7.647        611    205,032     84.41    71.14      84.62
85.01 - 90.00%                          496   102,860,069      23.24      7.541        622    207,379     89.64    82.68      90.92
90.01 - 95.00%                           40     8,007,020       1.81      7.935        636    200,176     94.81    88.34     100.00
95.01 - 100.00%                          64    12,096,894       2.73      8.301        677    189,014     99.96    38.48     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY DOCUMENTATION
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
DOCUMENTATION                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                  1,458  $281,268,847      63.54%     7.439%       613  $ 192,914     81.05%  100.00%     92.10%
Stated                                  671   128,195,785      28.96      8.073        621    191,052     78.07     0.00      92.17
Easy                                    122    33,213,710       7.50      7.444        608    272,244     79.94     0.00      93.49
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LOAN PURPOSE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                          1,337  $274,621,712      62.04%     7.563%       605  $ 205,401     78.20%   65.91%     92.98%
Purchase                                818   148,899,397      33.64      7.758        634    182,029     83.99    59.18      90.16
Rate/Term Refi                           96    19,157,233       4.33      7.440        613    199,555     77.10    63.48      97.46
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
OCCUPANCY STATUS                     LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner                                 2,022  $408,268,853      92.23%     7.590%       613  $ 201,913     80.15%   63.45%    100.00%
Non-Owner                               200    28,872,812       6.52      8.047        640    144,364     79.33    68.02       0.00
Second Home                              29     5,536,677       1.25      7.832        625    190,920     80.58    46.47       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PROPERTY TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PROPERTY TYPE                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         1,906  $381,312,895      86.14%     7.580%       613  $ 200,059     79.96%   64.55%     94.36%
2-4 Family                              173    34,369,635       7.76      7.866        634    198,668     81.26    56.85      73.57
Condo                                   155    25,595,769       5.78      7.858        621    165,134     80.99    56.00      85.24
Man. Housing                             17     1,400,044       0.32      8.968        587     82,356     73.88    90.03      96.26
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY STATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
STATE                                LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
California-South                        588  $139,587,163      31.53%     7.248%       625  $ 237,393     80.58%   63.27%     93.71%
California-North                        343    87,083,961      19.67      7.302        621    253,889     77.51    71.11      92.78
Florida                                 306    41,612,602       9.40      8.158        604    135,989     82.51    53.96      86.74
New York                                128    29,094,956       6.57      7.777        610    227,304     78.81    58.40      91.51
Illinois                                105    17,198,510       3.89      8.083        602    163,795     80.13    59.79      84.89
New Jersey                               76    15,222,518       3.44      8.337        601    200,296     77.75    52.43      92.33
Colorado                                 72    14,073,971       3.18      7.604        603    195,472     80.56    63.86      93.35
Massachusetts                            40     8,615,993       1.95      7.766        625    215,400     76.60    55.15      88.95
Connecticut                              41     8,292,029       1.87      8.113        607    202,245     81.69    49.14      94.88
Arizona                                  59     8,195,720       1.85      7.734        603    138,911     79.76    75.72      94.25
Maryland                                 39     8,109,256       1.83      7.694        612    207,930     80.69    68.55      97.29
Others                                  454    65,591,662      14.82      8.052        608    144,475     82.25    66.70      93.01
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                      DISTRIBUTION BY ZIP CODES
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ZIP CODES                            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
92881                                    10  $  2,989,656       0.68%     7.084%       604  $ 298,966     85.75%   87.32%    100.00%
94513                                     8     2,704,699       0.61      7.043        580    338,087     80.08    87.44     100.00
92677                                     7     2,306,152       0.52      7.212        602    329,450     80.56    47.60      92.73
94509                                    10     2,229,590       0.50      7.250        624    222,959     81.83    83.71     100.00
94591                                     5     1,912,977       0.43      7.926        591    382,595     84.18    56.20     100.00
95127                                     6     1,904,976       0.43      7.707        606    317,496     80.42    31.24      83.23
92656                                     6     1,897,209       0.43      7.599        643    316,202     85.39    35.31     100.00
92557                                    10     1,870,068       0.42      6.959        615    187,007     85.11    82.50     100.00
92688                                     5     1,485,694       0.34      6.806        605    297,139     77.41    35.20     100.00
93955                                     5     1,404,011       0.32      8.007        629    280,802     75.80    15.10      84.35
Others                                2,179   421,973,311      95.32      7.638        616    193,655     80.01    63.68      92.01
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
REMAINING MONTHS TO MATURITY         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0 - 180                                  27  $  5,397,111       1.22%     6.809%       663  $ 199,893     74.59%   90.31%     89.16%
181 - 240                                 4       848,479       0.19      6.724        693    212,120     73.46     0.00     100.00
241 - 360                             2,220   436,432,752      98.59      7.635        615    196,591     80.18    63.33      92.25
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PRODUCT TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PRODUCT TYPE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2/28 LIBOR ARM                        1,774  $329,663,322      74.47%     7.859%       603  $ 185,831     80.74%   60.56%     91.89%
Fixed Rate                              455   109,003,985      24.62      6.902        653    239,569     78.25    72.69      93.34
3/27 LIBOR ARM                           19     3,325,079       0.75      7.806        603    175,004     78.73    51.83      87.03
Fixed Balloon                             3       685,955       0.15      7.664        641    228,652     72.87   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PERIODIC CAP
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PERIODIC CAP                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.50%                                 1,793  $332,988,402      75.22%     7.859%       603  $ 185,716     80.72%   60.47%     91.85%
N/A                                     458   109,689,940      24.78      6.907        653    239,498     78.22    72.86      93.39
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                DISTRIBUTION BY MONTHS TO RATE RESET
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
MONTHS TO RATE RESET                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13-24                                 1,774  $329,663,322      74.47%     7.859%       603  $ 185,831     80.74%   60.56%     91.89%
25-36                                    19     3,325,079       0.75      7.806        603    175,004     78.73    51.83      87.03
N/A                                     458   109,689,940      24.78      6.907        653    239,498     78.22    72.86      93.39
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  DISTRIBUTION BY LIFE MAXIMUM RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LIFE MAXIMUM RATE                    LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
12.50-12.99%                             24  $  5,669,180       1.28%     5.933%       664  $ 236,216     80.61%   86.45%    100.00%
13.00-13.49%                             78    18,179,345       4.11      6.266        634    233,069     80.02    95.14      98.62
13.50-13.99%                            267    59,172,774      13.37      6.793        620    221,621     80.24    78.50      97.32
14.00-14.49%                            188    40,392,037       9.12      7.245        612    214,851     80.44    66.56      91.78
14.50-14.99%                            376    77,686,460      17.55      7.767        607    206,613     81.80    50.06      86.56
15.00-15.49%                            242    43,841,924       9.90      8.251        599    181,165     82.68    55.22      90.28
15.50-15.99%                            304    48,382,449      10.93      8.709        590    159,153     81.49    42.49      91.52
16.00% & Above                          314    39,664,233       8.96      9.788        555    126,319     76.87    55.89      91.94
N/A                                     458   109,689,940      24.78      6.907        653    239,498     78.22    72.86      93.39
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                       DISTRIBUTION BY MARGIN
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
MARGIN                               LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
6.49% & Below                             2  $    582,740       0.13%     6.449%       614  $ 291,370     84.55%  100.00%    100.00%
6.50% - 6.99%                         1,791   332,405,661      75.09      7.861        603    185,598     80.72    60.40      91.83
N/A                                     458   109,689,940      24.78      6.907        653    239,498     78.22    72.86      93.39
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 2,251  $442,678,342     100.00%     7.623%       615  $ 196,659     80.10%   63.54%     92.23%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP I ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                       $253,260,631
NUMBER OF MORTGAGE LOANS:                                                 1,504
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $168,391
WEIGHTED AVERAGE GROSS COUPON:                                            7.794%
WEIGHTED AVERAGE NET COUPON:                                              7.287%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       604
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      81.05%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE SEASONING (MONTHS):                                          2
WEIGHTED AVERAGE MONTHS TO ROLL:                                             22
WEIGHTED AVERAGE GROSS MARGIN:                                             6.99%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.79%

                                              DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT PRINCIPAL BALANCE            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$75,000 & Below                         108  $  6,737,502       2.66%     8.792%       595  $  62,384     80.36%   75.43%     74.10%
$75,001 - $100,000                      172    15,072,544       5.95      8.214        601     87,631     79.73    67.30      85.50
$100,001 - $125,000                     206    23,235,580       9.17      8.104        598    112,794     80.77    63.00      90.18
$125,001 - $150,000                     200    27,459,413      10.84      7.994        604    137,297     80.52    65.86      92.07
$150,001 - $200,000                     353    61,932,705      24.45      7.758        603    175,447     80.97    62.87      91.06
$200,001 - $250,000                     249    56,006,322      22.11      7.621        603    224,925     81.33    60.10      94.73
$250,001 - $300,000                     151    41,483,980      16.38      7.567        608    274,728     81.55    58.51      89.40
$300,001 & Above                         65    21,332,586       8.42      7.588        614    328,194     81.72    51.37      87.02
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY CURRENT RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT RATE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.99% & Below                            19  $  3,841,696       1.52%     5.954%       673  $ 202,195     79.92%   80.01%    100.00%
6.00- 6.49%                              62    11,825,951       4.67      6.267        632    190,741     80.95    92.53      97.88
6.50- 6.99%                             234    44,478,867      17.56      6.793        622    190,081     80.29    80.89      96.44
7.00- 7.49%                             169    32,479,897      12.82      7.250        612    192,189     80.28    69.28      90.80
7.50- 7.99%                             335    61,903,347      24.44      7.764        607    184,786     81.30    52.52      85.14
8.00- 8.49%                             216    33,877,694      13.38      8.248        595    156,841     82.74    57.06      88.99
8.50- 8.99%                             288    42,536,142      16.80      8.708        590    147,695     81.13    43.46      90.35
9.00- 9.49%                             125    15,272,869       6.03      9.226        565    122,183     81.32    58.44      91.64
9.50 & Above                             56     7,044,167       2.78      9.644        552    125,789     78.87    57.09      87.08
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        DISTRIBUTION BY FICO
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
FICO                                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
500-519                                  93  $ 15,216,686       6.01%     8.531%       511  $ 163,620     74.97%   60.36%     96.60%
520-539                                 117    18,642,077       7.36      8.389        530    159,334     76.03    62.36      94.16
540-559                                 120    19,543,995       7.72      8.264        551    162,867     77.08    67.08      97.73
560-579                                 203    34,545,707      13.64      8.138        569    170,176     81.29    72.62      92.84
580-599                                 202    33,544,833      13.25      7.656        589    166,064     80.89    68.50      93.78
600-619                                 191    31,643,385      12.49      7.510        609    165,672     81.67    73.47      89.26
620-639                                 197    33,818,471      13.35      7.461        628    171,667     83.27    63.69      87.91
640-659                                 172    29,174,525      11.52      7.570        649    169,619     82.75    36.28      90.19
660-679                                  99    17,999,631       7.11      7.451        669    181,814     83.23    48.51      81.81
680-699                                  49     8,199,441       3.24      7.343        689    167,336     84.81    53.21      92.46
700-719                                  24     4,368,237       1.72      7.495        709    182,010     84.29    46.61      64.86
720-739                                   8     1,476,450       0.58      7.236        731    184,556     86.37    60.10      72.89
740 & Above                              27     4,959,316       1.96      7.757        762    183,678     86.74    45.88      74.76
N/A                                       2       127,878       0.05      9.389     N/A        63,939     54.24   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY ORIGINAL LTV
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ORIGINAL LTV                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
40.00% & Below                           11  $  1,009,315       0.40%     8.163%       604  $  91,756     31.02%   41.46%     69.32%
40.01 - 50.00%                           11     1,738,492       0.69      7.833        571    158,045     45.70    61.81      81.39
50.01 - 60.00%                           40     6,945,677       2.74      7.714        571    173,642     56.53    45.14      87.63
60.01 - 70.00%                           91    16,834,278       6.65      7.951        570    184,992     66.21    48.48      84.50
70.01 - 80.00%                          800   132,309,926      52.24      7.727        603    165,387     78.95    52.18      93.58
80.01 - 85.00%                          148    24,324,696       9.60      7.930        595    164,356     84.61    73.09      78.30
85.01 - 90.00%                          327    56,596,966      22.35      7.758        612    173,079     89.78    86.65      89.11
90.01 - 95.00%                           26     4,904,119       1.94      7.853        640    188,620     94.87    80.97     100.00
95.01 - 100.00%                          50     8,597,163       3.39      8.345        667    171,943     99.98    36.72     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY DOCUMENTATION
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
DOCUMENTATION                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                    951  $155,774,703      61.51%     7.622%       598  $ 163,801     82.37%  100.00%     89.98%
Stated                                  486    84,248,693      33.27      8.130        617    173,351     78.56     0.00      90.90
Easy                                     67    13,237,235       5.23      7.685        589    197,571     81.39     0.00      94.26
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LOAN PURPOSE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                            804  $138,747,291      54.78%     7.833%       585  $ 172,571     78.80%   62.87%     90.48%
Purchase                                648   105,758,482      41.76      7.755        631    163,208     84.17    59.59      90.13
Rate/Term Refi                           52     8,754,857       3.46      7.657        588    168,363     78.98    63.01      95.50
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
OCCUPANCY STATUS                     LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner                                 1,345  $229,222,255      90.51%     7.772%       601  $ 170,425     81.19%   61.15%    100.00%
Non-Owner                               137    20,363,678       8.04      7.988        635    148,640     79.63    68.53       0.00
Second Home                              22     3,674,698       1.45      8.057        613    167,032     80.06    45.00       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PROPERTY TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PROPERTY TYPE                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                         1,253  $208,591,058      82.36%     7.786%       600  $ 166,473     80.91%   62.23%     92.76%
2-4 Family                              129    26,221,446      10.35      7.890        628    203,267     82.22    54.95      74.06
Condo                                   112    17,609,475       6.95      7.712        615    157,227     81.28    60.88      88.14
Man. Housing                             10       838,652       0.33      8.403        591     83,865     75.39   100.00      93.76
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY STATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
STATE                                LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
California-South                        341  $ 67,819,184      26.78%     7.496%       610  $ 198,883     81.21%   60.32%     93.31%
California-North                        206    41,285,643      16.30      7.545        609    200,416     78.52    68.68      88.29
Florida                                 226    29,350,629      11.59      8.092        599    129,870     82.92    59.13      85.62
New York                                 73    15,525,612       6.13      8.026        593    212,680     78.40    55.37      86.30
Illinois                                 84    12,852,184       5.07      8.055        601    153,002     81.51    57.30      88.28
Colorado                                 49     9,067,094       3.58      7.755        593    185,043     81.57    57.49      89.68
New Jersey                               50     8,496,278       3.35      7.975        594    169,926     79.75    58.63      94.12
Arizona                                  47     6,476,503       2.56      7.731        602    137,798     79.15    70.23      93.50
Massachusetts                            25     4,913,493       1.94      7.752        615    196,540     78.60    58.70      88.51
Connecticut                              29     4,909,281       1.94      8.059        615    169,286     82.09    36.07      93.57
Maryland                                 27     4,892,601       1.93      7.865        591    181,207     79.42    59.82      95.50
Others                                  347    47,672,129      18.82      8.058        602    137,384     83.32    64.75      91.92
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      DISTRIBUTION BY ZIP CODES
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ZIP CODES                            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
92881                                     6  $  1,536,412       0.61%     7.329%       592  $ 256,069     87.00%  100.00%    100.00%
94509                                     7     1,412,064       0.56      7.671        590    201,723     81.77    74.27     100.00
06810                                     5     1,095,405       0.43      8.325        654    219,081     88.77    21.34     100.00
92530                                     6     1,089,680       0.43      7.276        631    181,613     83.39    66.77     100.00
94577                                     4     1,006,185       0.40      6.726        645    251,546     80.00   100.00     100.00
96753                                     4       987,465       0.39      7.380        608    246,866     87.38   100.00      74.62
92057                                     5       985,367       0.39      7.075        584    197,073     72.01   100.00     100.00
90043                                     4       948,763       0.37      7.560        596    237,191     90.75    74.44     100.00
10701                                     3       915,508       0.36      7.986        593    305,169     83.41    36.17     100.00
94565                                     4       915,086       0.36      7.970        601    228,772     78.19    51.57      78.18
Others                                1,456   242,368,696      95.70      7.806        604    166,462     80.94    60.96      90.27
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
REMAINING MONTHS TO MATURITY         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                             1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PRODUCT TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PRODUCT TYPE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2/28 LIBOR ARM                        1,490  $251,140,204      99.16%     7.793%       604  $ 168,550     81.06%   61.71%     90.57%
3/27 LIBOR ARM                           14     2,120,426       0.84      7.891        610    151,459     80.22    37.93      82.70
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PERIODIC CAP
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PERIODIC CAP                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.50%                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                DISTRIBUTION BY MONTHS TO RATE RESET
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
MONTHS TO RATE RESET                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13-24                                 1,490  $251,140,204      99.16%     7.793%       604  $ 168,550     81.06%   61.71%     90.57%
25-36                                    14     2,120,426       0.84      7.891        610    151,459     80.22    37.93      82.70
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  DISTRIBUTION BY LIFE MAXIMUM RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LIFE MAXIMUM RATE                    LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
12.50-12.99%                             19  $  3,841,696       1.52%     5.954%       673  $ 202,195     79.92%   80.01%    100.00%
13.00-13.49%                             62    11,825,951       4.67      6.267        632    190,741     80.95    92.53      97.88
13.50-13.99%                            234    44,478,867      17.56      6.793        622    190,081     80.29    80.89      96.44
14.00-14.49%                            169    32,479,897      12.82      7.250        612    192,189     80.28    69.28      90.80
14.50-14.99%                            336    62,033,293      24.49      7.765        607    184,623     81.30    52.62      85.18
15.00-15.49%                            215    33,747,747      13.33      8.248        595    156,966     82.75    56.90      88.94
15.50-15.99%                            288    42,536,142      16.80      8.708        590    147,695     81.13    43.46      90.35
16.00% & Above                          181    22,317,036       8.81      9.358        561    123,299     80.55    58.01      90.20
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                       DISTRIBUTION BY MARGIN
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
MARGIN                               LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
6.50%- 6.99%                          1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                 1,504  $253,260,631     100.00%     7.794%       604  $ 168,391     81.05%   61.51%     90.51%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      THE GROUP I FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $44,656,542
NUMBER OF MORTGAGE LOANS:                                                   220
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $202,984
WEIGHTED AVERAGE GROSS COUPON:                                            6.577%
WEIGHTED AVERAGE NET COUPON:                                              6.070%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       658
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      76.77%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            342
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3

                                              DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT PRINCIPAL BALANCE            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$100,000 & Below                         13  $  1,130,801       2.53%     6.729%       666  $  86,985     76.75%   85.17%     78.81%
$100,001 - $125,000                      16     1,817,161       4.07      6.666        661    113,573     70.97    75.03      87.63
$125,001 - $150,000                      19     2,663,437       5.96      6.699        649    140,181     70.60    79.02      94.38
$150,001 - $200,000                      61    10,843,256      24.28      6.612        651    177,758     78.15    71.86      90.54
$200,001 - $250,000                      56    12,647,902      28.32      6.548        664    225,855     76.25    76.34      92.48
$250,001 - $300,000                      43    11,781,618      26.38      6.581        655    273,991     78.06    68.21      97.46
$300,001 - $350,000                      12     3,772,369       8.45      6.384        666    314,364     77.66    75.13     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY CURRENT RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT RATE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.99% & Below                            16  $  3,596,343       8.05%     5.859%       709  $ 224,771     61.59%   94.51%     80.17%
6.00- 6.49%                              43     9,401,699      21.05      6.196        665    218,644     73.82    84.07      98.41
6.50% & Above                           161    31,658,501      70.89      6.772        649    196,637     79.37    67.74      93.60
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY FICO
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
FICO                                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
579 & Below                               9  $  1,901,194       4.26%     6.795%       562  $ 211,244     76.95%   83.45%    100.00%
580-599                                  12     2,331,451       5.22      6.671        593    194,288     74.05    54.37     100.00
600-619                                  21     3,903,618       8.74      6.663        611    185,887     73.94    78.16      95.30
620-639                                  48     9,914,917      22.20      6.607        630    206,561     78.02    70.77      98.93
640-659                                  34     6,943,857      15.55      6.687        649    204,231     82.54    83.46      91.37
660-679                                  35     7,381,240      16.53      6.566        670    210,893     77.58    78.27      90.03
680-699                                  24     4,829,766      10.82      6.536        689    201,240     77.23    75.56      91.70
700-719                                  13     2,289,904       5.13      6.377        711    176,146     69.75    51.88     100.00
720-739                                   8     1,807,557       4.05      6.350        731    225,945     72.46    54.94      79.13
740 & Above                              16     3,353,039       7.51      6.311        761    209,565     70.86    72.28      85.49
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    DISTRIBUTION BY ORIGINAL LTV
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ORIGINAL LTV                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
40.00% & Below                            4  $    651,820       1.46%     6.212%       666  $ 162,955     31.18%  100.00%    100.00%
40.01 - 50.00%                            8     1,312,482       2.94      6.550        667    164,060     45.48    58.05      82.75
50.01 - 60.00%                           16     3,184,183       7.13      6.358        673    199,011     54.70    55.72      82.26
60.01 - 70.00%                           21     4,212,295       9.43      6.348        664    200,585     64.83    80.88      93.63
70.01 - 80.00%                           94    19,589,901      43.87      6.533        658    208,403     77.86    68.24      93.56
80.01 - 85.00%                           26     5,348,706      11.98      6.724        644    205,719     83.66    76.60      91.01
85.01 - 90.00%                           50    10,155,308      22.74      6.777        655    203,106     89.43    83.57      99.14
90.01 - 100.00%                           1       201,847       0.45      6.500        665    201,847     98.78   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY DOCUMENTATION
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
DOCUMENTATION                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                    163  $ 32,748,028      73.33%     6.539%       656  $ 200,908     77.57%  100.00%     94.52%
Stated                                   44     8,994,905      20.14      6.730        668    204,430     74.97     0.00      91.79
Easy                                     13     2,913,610       6.52      6.529        640    224,124     73.35     0.00      87.77
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LOAN PURPOSE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                            186  $ 37,424,774      83.81%     6.587%       655  $ 201,208     76.51%   74.16%     93.31%
Purchase                                 17     3,689,944       8.26      6.579        674    217,056     80.59    64.92      89.53
Rate/Term Refi                           17     3,541,824       7.93      6.465        665    208,343     75.53    73.38     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
OCCUPANCY STATUS                     LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner                                   203  $ 41,767,347      93.53%     6.574%       655  $ 205,750     77.16%   74.11%    100.00%
Non-Owner                                14     2,387,754       5.35      6.770        683    170,554     72.21    54.15       0.00
Second Home                               3       501,441       1.12      5.889        731    167,147     65.81   100.00       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    DISTRIBUTION BY PROPERTY TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PROPERTY TYPE                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                           198  $ 40,301,654      90.25%     6.562%       655  $ 203,544     76.84%   75.14%     95.05%
2-4 Family                               11     2,471,712       5.53      6.645        681    224,701     75.70    78.52      89.66
Condo                                    11     1,883,176       4.22      6.818        674    171,198     76.62    27.95      66.03
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY STATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
STATE                                LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
California-South                        107  $ 21,630,813      48.44%     6.638%       656  $ 202,157     78.16%   67.15%     89.30%
California-North                         41     8,723,883      19.54      6.488        664    212,778     72.92    85.79      99.15
New York                                 16     3,904,107       8.74      6.558        662    244,007     78.52    63.83     100.00
Colorado                                 11     2,119,912       4.75      6.527        643    192,719     80.41    78.13     100.00
Florida                                   9     1,414,142       3.17      6.733        648    157,127     72.62    33.68      81.32
Maryland                                  4     1,045,839       2.34      6.516        672    261,460     75.89    82.15     100.00
Washington                                4       789,285       1.77      6.636        635    197,321     79.03   100.00     100.00
Virginia                                  4       645,725       1.45      6.570        654    161,431     80.87    67.39     100.00
Nevada                                    3       639,537       1.43      6.563        647    213,179     82.26    61.98     100.00
Pennsylvania                              2       546,423       1.22      6.249        668    273,212     73.06   100.00     100.00
Massachusetts                             2       476,232       1.07      5.725        705    238,116     59.62   100.00      50.18
Others                                   17     2,720,644       6.09      6.589        652    160,038     75.98    95.97     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                      DISTRIBUTION BY ZIP CODES
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ZIP CODES                            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
92688                                     3  $    840,046       1.88%     6.406%       619  $ 280,015     71.41%   62.25%    100.00%
92557                                     4       792,188       1.77      6.657        649    198,047     86.91    78.22     100.00
92707                                     3       688,056       1.54      6.333        643    229,352     75.01   100.00     100.00
92805                                     3       625,063       1.40      6.576        616    208,354     77.26    65.54     100.00
91744                                     3       565,072       1.27      6.857        672    188,357     81.70   100.00     100.00
91784                                     2       559,169       1.25      6.560        638    279,584     81.84   100.00     100.00
92843                                     2       538,616       1.21      6.737        646    269,308     83.96   100.00     100.00
90019                                     2       516,483       1.16      6.132        658    258,242     65.17   100.00     100.00
10466                                     2       492,602       1.10      6.773        617    246,301     82.64   100.00     100.00
92508                                     2       460,868       1.03      6.990        652    230,434     80.00     0.00     100.00
Others                                  194    38,578,379      86.39      6.576        660    198,858     76.49    72.15      92.51
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
REMAINING MONTHS TO MATURITY         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0 - 180                                  16  $  3,066,194       6.87%     6.489%       657  $ 191,637     74.90%   87.73%     97.45%
181 - 240                                 4       848,479       1.90      6.724        693    212,120     73.46     0.00     100.00
241 - 360                               200    40,741,870      91.23      6.581        657    203,709     76.98    73.78      93.10
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    DISTRIBUTION BY PRODUCT TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PRODUCT TYPE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Fixed Rate                              219  $ 44,472,098      99.59%     6.579%       658  $ 203,069     76.78%   73.22%     93.50%
Fixed Balloon                             1       184,445       0.41      6.000        664    184,445     74.00   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   220  $ 44,656,542     100.00%     6.577%       658  $ 202,984     76.77%   73.33%     93.53%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   THE GROUP II ADJUSTABLE RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $79,727,771
NUMBER OF MORTGAGE LOANS:                                                   289
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $275,875
WEIGHTED AVERAGE GROSS COUPON:                                            8.065%
WEIGHTED AVERAGE NET COUPON:                                              7.558%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       598
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      79.68%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE SEASONING (MONTHS):                                          2
WEIGHTED AVERAGE MONTHS TO ROLL:                                             22
WEIGHTED AVERAGE GROSS MARGIN:                                             6.98%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         3.00%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.50%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             15.07%

                                              DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT PRINCIPAL BALANCE            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$75,000 & Below                          54  $  3,308,465       4.15%    10.489%       555  $  61,481     71.90%   68.71%     83.11%
$75,001 - $100,000                       19     1,677,654       2.10     10.243        567     88,298     72.29    62.29      89.61
$100,001 - $125,000                      12     1,361,039       1.71     10.523        571    113,420     77.32    58.74      92.36
$125,001 - $150,000                      19     2,615,588       3.28     10.824        539    137,663     69.63    78.59      94.92
$150,001 - $200,000                      10     1,731,767       2.17     10.234        546    173,177     69.84    27.94     100.00
$200,001 - $250,000                       8     1,739,429       2.18     10.535        546    217,429     67.39    50.74      87.65
$250,001 - $300,000                       5     1,357,026       1.70      9.469        593    271,405     80.94    37.90     100.00
$300,001 - $450,000                     118    43,477,085      54.53      7.685        607    368,450     82.12    55.64      96.64
$450,001 & Above                         44    22,459,718      28.17      7.366        608    510,448     79.61    59.37      97.90
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY CURRENT RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT RATE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.99% & Below                             5  $  1,827,484       2.29%     5.888%       644  $ 365,497     82.07%  100.00%    100.00%
6.00- 6.49%                              16     6,353,394       7.97      6.264        638    397,087     78.29   100.00     100.00
6.50- 6.99%                              33    14,693,907      18.43      6.794        613    445,270     80.07    71.28     100.00
7.00- 7.49%                              19     7,912,141       9.92      7.225        611    416,428     81.12    55.37      95.81
7.50- 7.99%                              40    15,653,167      19.63      7.775        607    391,329     83.78    39.89      92.07
8.00- 8.49%                              27    10,094,176      12.66      8.262        610    373,858     82.44    49.61      94.73
8.50- 8.99%                              16     5,846,307       7.33      8.712        591    365,394     84.13    35.39     100.00
9.00- 9.49%                               8     2,755,784       3.46      9.271        550    344,473     79.36    47.61     100.00
9.50- 9.99%                              41     4,913,713       6.16      9.807        555    119,847     76.56    42.41      96.26
10.00% & Above                           84     9,677,699      12.14     10.916        542    115,211     67.84    60.21      91.46
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        DISTRIBUTION BY FICO
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
FICO                                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
500-519                                  31  $  5,013,302       6.29%     9.681%       511  $ 161,719     72.44%   36.55%     97.97%
520-539                                  40     7,962,095       9.99      9.391        530    199,052     73.43    37.91      96.55
540-559                                  42     8,787,217      11.02      8.914        550    209,219     75.51    64.29      98.49
560-579                                  36     9,524,924      11.95      8.541        566    264,581     81.32    67.00      92.98
580-599                                  36    11,411,202      14.31      7.709        591    316,978     81.03    73.95      98.84
600-619                                  28     9,604,344      12.05      7.129        608    343,012     80.67    78.29      96.55
620-639                                  25    10,312,770      12.93      7.325        628    412,511     79.20    47.96      95.95
640-659                                  17     6,453,651       8.09      7.163        650    379,627     84.07    59.76      85.65
660-679                                   9     2,986,956       3.75      7.324        668    331,884     81.01    40.36      98.30
680-699                                  10     3,706,776       4.65      7.766        687    370,678     87.46    20.65      97.90
700-719                                   3     1,144,903       1.44      6.603        711    381,634     90.32    65.23     100.00
740 & Above                               8     2,414,248       3.03      7.856        770    301,781     88.25    33.67     100.00
N/A                                       4       405,381       0.51     11.362               101,345     62.71   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY ORIGINAL LTV
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ORIGINAL LTV                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
40.00% & Below                            4  $    833,369       1.05%     7.387%       610  $ 208,342     27.59%   86.81%    100.00%
40.01 - 50.00%                            3       918,544       1.15      7.811        569    306,181     47.55    60.85      76.61
50.01 - 60.00%                           20     3,343,769       4.19      9.252        560    167,188     57.20    66.54      95.52
60.01 - 70.00%                           46     8,197,219      10.28      9.690        547    178,200     66.86    44.83      97.96
70.01 - 80.00%                          120    33,483,862      42.00      7.990        599    279,032     78.43    41.62      96.88
80.01 - 85.00%                           28     9,850,547      12.36      7.699        609    351,805     84.32    71.93      94.41
85.01 - 90.00%                           61    20,984,915      26.32      7.537        607    344,015     89.60    80.98      95.30
90.01 - 95.00%                            1       379,499       0.48      8.100        744    379,499     95.00   100.00     100.00
95.01 - 100.00%                           6     1,736,048       2.18      8.437        720    289,341    100.00     0.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY DOCUMENTATION
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
DOCUMENTATION                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                    171  $ 45,578,395      57.17%     7.853%       595  $ 266,540     80.67%  100.00%     96.31%
Stated                                   90    23,118,715      29.00      8.693        609    256,875     77.05     0.00      95.66
Easy                                     28    11,030,661      13.84      7.621        589    393,952     81.11     0.00      96.12
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LOAN PURPOSE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                            173  $ 47,826,970      59.99%     8.065%       581  $ 276,456     77.58%   58.51%     97.09%
Purchase                                102    28,124,835      35.28      8.039        630    275,734     83.78    55.25      93.88
Rate/Term Refi                           14     3,775,966       4.74      8.242        584    269,712     75.72    54.46     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
OCCUPANCY STATUS                     LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner                                   270  $ 76,612,295      96.09%     8.036%       598  $ 283,749     79.70%   57.29%    100.00%
Non-Owner                                16     2,249,612       2.82      9.122        603    140,601     76.75    56.26       0.00
Second Home                               3       865,864       1.09      7.848        603    288,621     85.94    48.26       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PROPERTY TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PROPERTY TYPE                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                           248  $ 73,514,159      92.21%     7.950%       598  $ 296,428     79.91%   58.71%     97.82%
Condo                                    26     4,701,861       5.90      9.128        609    180,841     80.81    40.53      77.67
2-4 Family                               11     1,236,056       1.55     10.271        579    112,369     63.90    18.90      62.76
Man. Housing                              4       275,694       0.35     10.509        537     68,923     70.17   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY STATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
STATE                                LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
California-North                         61  $ 23,430,422      29.39%     7.478%       602  $ 384,105     78.88%   65.60%     96.36%
California-South                         58    21,265,669      26.67      7.609        604    366,649     83.56    59.75      97.16
Florida                                  36     5,479,983       6.87      8.797        603    152,222     80.95    41.52      87.20
New Jersey                               18     5,056,234       6.34      9.035        594    280,902     74.65    26.28      95.75
New York                                 18     4,788,147       6.01      8.236        600    266,008     75.11    44.21     100.00
Connecticut                               9     2,732,022       3.43      8.465        581    303,558     80.44    60.49     100.00
Illinois                                 11     2,505,486       3.14      8.637        575    227,771     75.33    62.75      82.99
Colorado                                  7     1,738,497       2.18      8.440        577    248,357     80.45    72.19     100.00
Massachusetts                             7     1,703,556       2.14      9.161        587    243,365     73.14    41.79      91.20
Virginia                                  6     1,700,508       2.13      7.888        629    283,418     82.99    57.19     100.00
Maryland                                  5     1,562,352       1.96      7.952        609    312,470     83.84    74.52     100.00
Others                                   53     7,764,895       9.74      9.241        584    146,507     77.49    57.34      97.87
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                      DISTRIBUTION BY ZIP CODES
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ZIP CODES                            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
94513                                     5  $  1,867,609       2.34%     7.030%       583  $ 373,522     80.17%   81.82%    100.00%
94591                                     3     1,305,012       1.64      8.359        576    435,004     87.43    61.88     100.00
92656                                     3     1,245,714       1.56      7.701        660    415,238     89.82    39.67     100.00
95127                                     3     1,021,690       1.28      8.289        549    340,563     78.73     0.00     100.00
90807                                     2       945,366       1.19      7.834        584    472,683     85.31   100.00     100.00
94538                                     3       945,190       1.19      7.563        632    315,063     79.23   100.00     100.00
94510                                     2       928,305       1.16      6.482        629    464,153     84.65   100.00     100.00
91901                                     2       914,353       1.15      7.741        570    457,177     77.07     0.00     100.00
06762                                     2       885,527       1.11      7.686        595    442,764     82.87    62.02     100.00
92881                                     2       877,819       1.10      6.990        594    438,910     83.53    56.82     100.00
Others                                  262    68,791,185      86.28      8.145        599    262,562     79.16    56.52      95.47
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
REMAINING MONTHS TO MATURITY         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
241 - 360                               289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PRODUCT TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PRODUCT TYPE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2/28 LIBOR ARM                          284  $ 78,523,118      98.49%     8.071%       599  $ 276,490     79.73%   56.87%     96.11%
3/27 LIBOR ARM                            5     1,204,653       1.51      7.655        591    240,931     76.11    76.28      94.64
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PERIODIC CAP
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PERIODIC CAP                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.50%                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                DISTRIBUTION BY MONTHS TO RATE RESET
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
MONTHS TO RATE RESET                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13-24                                   284  $ 78,523,118      98.49%     8.071%       599  $ 276,490     79.73%   56.87%     96.11%
25-36                                     5     1,204,653       1.51      7.655        591    240,931     76.11    76.28      94.64
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                  DISTRIBUTION BY LIFE MAXIMUM RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LIFE MAXIMUM RATE                    LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
12.50-12.99%                              5  $  1,827,484       2.29%     5.888%       644  $ 365,497     82.07%  100.00%    100.00%
13.00-13.49%                             16     6,353,394       7.97      6.264        638    397,087     78.29   100.00     100.00
13.50-13.99%                             33    14,693,907      18.43      6.794        613    445,270     80.07    71.28     100.00
14.00-14.49%                             19     7,912,141       9.92      7.225        611    416,428     81.12    55.37      95.81
14.50-14.99%                             40    15,653,167      19.63      7.775        607    391,329     83.78    39.89      92.07
15.00-15.49%                             27    10,094,176      12.66      8.262        610    373,858     82.44    49.61      94.73
15.50-15.99%                             16     5,846,307       7.33      8.712        591    365,394     84.13    35.39     100.00
16.00% & Above                          133    17,347,196      21.76     10.341        547    133,835     72.14    53.16      94.17
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       DISTRIBUTION BY MARGIN
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
MARGIN                               LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
6.49% & Below                             2  $    582,740       0.73%     6.449%       614  $ 291,370     84.55%  100.00%    100.00%
6.50% - 6.99%                           287    79,145,031      99.27      8.076        598    275,767     79.64    56.85      96.06
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   289  $ 79,727,771     100.00%     8.065%       598  $ 275,875     79.68%   57.17%     96.09%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     THE GROUP II FIXED RATE MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $65,033,398
NUMBER OF MORTGAGE LOANS:                                                   238
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                   $273,250
WEIGHTED AVERAGE GROSS COUPON:                                            7.134%
WEIGHTED AVERAGE NET COUPON:                                              6.627%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                       650
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      79.21%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            350
WEIGHTED AVERAGE SEASONING (MONTHS):                                          3

                                              DISTRIBUTION BY CURRENT PRINCIPAL BALANCE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT PRINCIPAL BALANCE            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$75,000 & Below                          25  $  1,510,565       2.32%     9.084%       623  $  60,423     81.14%   69.23%     51.85%
$75,001 - $100,000                       19     1,685,578       2.59      8.903        599     88,715     75.10    68.22      67.18
$100,001 - $125,000                      17     1,919,544       2.95      8.676        627    112,914     80.71    81.94      53.42
$125,001 - $150,000                      15     2,113,263       3.25      8.038        635    140,884     83.29    80.27      93.09
$150,001 - $200,000                      23     3,971,263       6.11      7.822        620    172,664     80.89    60.80      96.16
$200,001 - $250,000                      19     4,339,261       6.67      7.769        618    228,382     85.80    74.07      95.01
$250,001 - $300,000                      12     3,277,881       5.04      7.791        652    273,157     85.63    66.52      84.56
$300,001 - $450,000                      72    26,499,992      40.75      6.761        655    368,055     78.67    77.35      97.45
$450,001 & Above                         36    19,716,050      30.32      6.699        667    547,668     76.72    67.94      97.49
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY CURRENT RATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
CURRENT RATE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.99% & Below                             7  $  3,209,137       4.93%     5.835%       732  $ 458,448     74.71%  100.00%    100.00%
6.00- 6.49%                              23     9,450,970      14.53      6.216        680    410,912     74.16    89.10     100.00
6.50- 6.99%                              69    27,171,216      41.78      6.743        651    393,786     77.94    70.13      99.08
7.00- 7.49%                              32     8,198,054      12.61      7.195        641    256,189     78.19    68.05      97.44
7.50- 7.99%                              23     5,341,950       8.21      7.778        638    232,259     86.74    49.66      83.63
8.00- 8.49%                              17     3,455,010       5.31      8.230        621    203,236     87.46    68.78      84.01
8.50- 8.99%                              35     5,207,340       8.01      8.686        617    148,781     84.75    72.64      70.68
9.00% & Above                            32     2,999,720       4.62      9.673        599     93,741     81.83    69.71      68.26
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        DISTRIBUTION BY FICO
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
FICO                                 LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
579 & Below                              30  $  4,190,406       6.44%     8.517%       551  $ 139,680     75.07%   84.35%     94.61%
580-599                                  12     2,785,532       4.28      7.809        592    232,128     84.91    97.16      92.23
600-619                                  35     9,412,213      14.47      7.249        609    268,920     77.06    87.31      97.65
620-639                                  41    11,179,943      17.19      7.274        629    272,682     81.18    66.10      91.73
640-659                                  42    13,252,405      20.38      7.016        649    315,533     78.25    61.86      97.98
660-679                                  35    10,251,120      15.76      6.951        669    292,889     81.88    56.23      89.62
680-699                                  10     2,620,795       4.03      7.099        692    262,079     82.32    47.36      83.15
700-719                                  16     5,272,615       8.11      6.476        710    329,538     76.27    76.77      92.02
720-739                                   8     2,417,035       3.72      6.918        725    302,129     83.74   100.00      80.33
740 & Above                               9     3,651,333       5.61      6.357        768    405,704     74.21   100.00      97.02
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY ORIGINAL LTV
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ORIGINAL LTV                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
50.00% & Below                            6  $  1,884,659       2.90%     6.657%       638  $ 314,110     43.26%   49.85%     95.36%
50.01 - 60.00%                           13     2,933,838       4.51      6.841        640    225,680     55.60    87.84      97.02
60.01 - 70.00%                           22     7,418,756      11.41      6.675        664    337,216     66.29    75.86     100.00
70.01 - 80.00%                           87    24,934,476      38.34      7.033        651    286,603     77.66    73.43      95.91
80.01 - 85.00%                           32     8,453,550      13.00      7.354        636    264,173     84.41    61.15      87.37
85.01 - 90.00%                           58    15,122,880      23.25      7.244        658    260,739     89.34    69.59      86.09
90.01 - 95.00%                           13     2,723,403       4.19      8.062        613    209,493     94.69   100.00     100.00
95.01 - 100.00%                           7     1,561,837       2.40      8.146        684    223,120    100.00    83.02     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.22%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY DOCUMENTATION
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
DOCUMENTATION                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Full                                    173  $ 47,167,721      72.53%     7.060%       650  $ 272,646     79.46%  100.00%     93.37%
Stated                                   51    11,833,472      18.20      7.475        641    232,029     78.95     0.00      94.74
Easy                                     14     6,032,204       9.28      7.036        670    430,872     77.84     0.00      89.76
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY LOAN PURPOSE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
LOAN PURPOSE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                            174  $ 50,622,676      77.84%     7.068%       647  $ 290,935     78.40%   75.10%     95.71%
Purchase                                 51    11,326,136      17.42      7.473        663    222,081     83.92    63.21      81.44
Rate/Term Refi                           13     3,084,586       4.74      6.958        657    237,276     75.25    64.47      96.97
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  DISTRIBUTION BY OCCUPANCY STATUS
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
OCCUPANCY STATUS                     LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner                                   204  $ 60,666,956      93.29%     7.037%       650  $ 297,387     78.84%   72.59%    100.00%
Non-Owner                                33     3,871,768       5.95      8.518        664    117,326     83.68    80.75       0.00
Second Home                               1       494,675       0.76      8.100        639    494,675     90.00     0.00       0.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PROPERTY TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PROPERTY TYPE                        LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                           207  $ 58,906,024      90.58%     7.086%       650  $ 284,570     78.81%   72.80%     95.25%
2-4 Family                               22     4,440,420       6.83      7.735        656    201,837     83.51    66.56      64.73
Condo                                     6     1,401,257       2.15      6.831        664    233,543     83.92    84.21     100.00
Man. Housing                              3       285,698       0.44      9.137        607     95,233     73.05    51.15     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                        DISTRIBUTION BY STATE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
STATE                                LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
California-South                         82  $ 28,871,498      44.39%     6.859%       653  $ 352,091     78.73%   69.85%     95.41%
California-North                         35    13,644,012      20.98      6.788        664    389,829     75.01    78.54      96.17
Florida                                  35     5,367,848       8.25      8.242        617    153,367     84.51    43.70      93.83
New York                                 21     4,877,090       7.50      7.510        632    232,242     83.96    77.62      92.95
Illinois                                  8     1,616,628       2.49      7.639        650    202,079     78.03    69.42      58.73
Massachusetts                             6     1,522,713       2.34      6.892        672    253,785     79.34    44.57     100.00
New Jersey                                6     1,280,650       1.97      8.655        643    213,442     76.85   100.00      64.60
Colorado                                  5     1,148,468       1.77      7.130        642    229,694     73.10    75.11     100.00
Michigan                                  4       818,842       1.26      6.919        626    204,711     78.40   100.00      88.52
Arizona                                   5       762,899       1.17      7.576        621    152,580     82.42    91.86     100.00
Washington                                3       662,042       1.02      7.427        687    220,681     89.79   100.00     100.00
Others                                   28     4,460,707       6.86      7.607        654    159,311     84.33    90.25      85.88
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                      DISTRIBUTION BY ZIP CODES
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
ZIP CODES                            LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
90068                                     2  $  1,216,997       1.87%     6.303%       747  $ 608,499     75.01%  100.00%    100.00%
92677                                     3     1,155,078       1.78      6.620        635    385,026     85.87    62.43     100.00
10541                                     2       878,047       1.35      6.495        670    439,023     76.87   100.00     100.00
92649                                     2       866,977       1.33      6.852        663    433,488     84.21    42.48     100.00
91326                                     2       841,797       1.29      6.500        665    420,899     80.00   100.00     100.00
95006                                     2       840,314       1.29      6.827        762    420,157     77.82   100.00     100.00
90814                                     2       792,355       1.22      6.983        643    396,177     81.58    75.46     100.00
92887                                     2       750,692       1.15      5.937        757    375,346     66.55   100.00     100.00
92625                                     1       732,996       1.13      6.500        640    732,996     79.89   100.00     100.00
94941                                     1       696,982       1.07      6.990        646    696,982     70.00   100.00     100.00
Others                                  219    56,261,164      86.51      7.219        645    256,900     79.38    70.25      92.24
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
REMAINING MONTHS TO MATURITY         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0 - 180                                  11  $  2,330,918       3.58%     7.230%       669  $ 211,902     74.19%   93.71%     78.27%
241 - 360                               227    62,702,480      96.42      7.130        650    276,222     79.40    71.74      93.84
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                                                    DISTRIBUTION BY PRODUCT TYPE
                                                             PCT.
                                                              OF
                                                             POOL                                                  PCT.
                                     NUMBER                   BY       WEIGHTED   WEIGHTED    AVG.     WEIGHTED    FULL      PCT.
                                       OF     PRINCIPAL    PRINCIPAL     AVG.       AVG.    PRINCIPAL    AVG.      DOC      OWNER
PRODUCT TYPE                         LOANS     BALANCE      BALANCE     COUPON      FICO     BALANCE     LTV       LOAN    OCCUPIED
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Fixed Rate                              236  $ 64,531,887      99.23%     7.125%       650  $ 273,440     79.27%   72.31%     93.23%
Fixed Balloon                             2       501,510       0.77      8.275        632    250,755     72.46   100.00     100.00
-----------------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
TOTAL                                   238  $ 65,033,398     100.00%     7.134%       650  $ 273,250     79.21%   72.53%     93.29%
===================================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, GROUP II LOAN CAP AND WAC CAP. The information in the following table has been prepared in accordance with the following (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

DISTRIBUTION   GROUP I LOAN   GROUP II LOAN                 DISTRIBUTION   GROUP I LOAN   GROUP II LOAN
    DATE         CAP (%)         CAP (%)      WAC CAP (%)       DATE         CAP (%)         CAP (%)      WAC CAP (%)
------------   ------------   -------------   -----------   ------------   ------------   -------------   -----------
   Apr-03            7.1045          7.1393        7.1159      Jan-08           11.6121          9.5358       10.8946
   May-03            7.3465          7.3811        7.3579      Feb-08           13.2109         10.8461       12.3932
   Jun-03            6.8700          6.9011        6.8802      Mar-08           13.2080         10.8411       12.3892
   Jul-03            6.8675          6.8975        6.8774      Apr-08           11.9671          9.8203       11.2240
   Aug-03            7.0941          7.1241        7.1041      May-08           13.2023         10.8312       12.3810
   Sep-03            6.4473          6.4737        6.4560      Jun-08           12.3478         10.1278       11.5785
   Oct-03            7.5965          7.6267        7.6066      Jul-08           12.3451         10.1232       11.5747
   Nov-03            6.8597          6.8863        6.8686      Aug-08           12.7539         10.4558       11.9566
   Dec-03            6.6439          6.6692        6.6524      Sep-08           11.5919          9.5010       10.8661
   Jan-04            7.3299          7.3572        7.3391      Oct-08           13.6589         11.1925       12.8023
   Feb-04            6.8560          6.8812        6.8645      Nov-08           12.3344         10.1048       11.5596
   Mar-04            6.8553          6.8801        6.8636      Dec-08           11.9464          9.7846       11.1948
   Apr-04            7.3275          7.3539        7.3364      Jan-09           13.1794         10.7919       12.3489
   May-04            7.0827          7.1080        7.0912      Feb-09           12.3265         10.0911       11.5484
   Jun-04            6.6396          6.6631        6.6475      Mar-09           13.6442         11.1673       12.7816
   Jul-04            7.3259          7.3516        7.3345      Apr-09           12.3212         10.0821       11.5410
   Aug-04            6.8527          6.8766        6.8608      May-09           12.7292         10.4135       11.9218
   Sep-04            6.8522          6.8759        6.8602      Jun-09           11.5695          9.4626       10.8345
   Oct-04            7.0801          7.1384        7.0998      Jul-09           13.6326         11.1473       12.7652
   Nov-04            6.4360          6.4888        6.4538      Aug-09           12.3107         10.0641       11.5261
   Dec-04            7.5847          7.6466        7.6056      Sep-09           11.9234          9.7453       11.1624
   Jan-05            6.8502          6.9059        6.8690      Oct-09           13.1541         10.7486       12.3131
   Feb-05            8.6746          7.8252        8.3870      Nov-09           12.3028         10.0507       11.5151
   Mar-05           10.6005          9.5611       10.2484      Dec-09           12.3002         10.0463       11.5114
   Apr-05            9.5388          8.6192        9.2271      Jan-10           12.7075         10.3766       11.8913
   May-05            9.5372          8.6164        9.2248      Feb-10           11.5499          9.4292       10.8069
   Jun-05            9.2280          8.3358        8.9251      Mar-10           13.6095         11.1081       12.7326
   Jul-05            9.5340          8.6108        9.2204      Apr-10           13.1374         10.7203       12.2897
   Aug-05            9.7827          8.4892        9.3431      May-10           12.6968         10.3585       11.8763
   Sep-05           11.1299          9.6564       10.6288      Jun-10           11.9008          9.7069       11.1305
   Oct-05           10.7568          9.3477       10.2773      Jul-10           13.1292         10.7064       12.2781
   Nov-05           10.0825          8.7600        9.6322      Aug-10           12.2796         10.0113       11.4823
   Dec-05           11.1289          9.6625       10.6293      Sep-10           12.2770         10.0070       11.4787
   Jan-06           10.4089          9.0356        9.9407      Oct-10           12.6836         10.3361       11.8576
   Feb-06           11.2447          9.4499       10.6325      Nov-10           11.5282          9.3924       10.7763
   Mar-06           13.3242         11.1949       12.5975      Dec-10           13.5839         11.0649       12.6967
   Apr-06           11.6025          9.7568       10.9722      Jan-11           12.2668          9.9898       11.4644
   May-06           11.2375          9.4478       10.6259      Feb-11           11.5210          9.3804       10.7662
   Jun-06           12.4001         10.4205       11.7233      Mar-11           14.0784         11.4600       13.1546
   Jul-06           11.9842         10.0687       11.3289      Apr-11           12.6679         10.3097       11.8355
   Aug-06           12.0039          9.8948       11.2820      May-11           12.6653         10.3053       11.8319
   Sep-06           12.8013         10.5495       12.0301      Jun-11           12.2543          9.9687       11.4467
   Oct-06           12.7985         10.5445       12.0261      Jul-11           12.6602         10.2966       11.8246
   Nov-06           12.3829         10.1996       11.6343      Aug-11           11.5069          9.3566       10.7463
   Dec-06           12.7955         10.5346       12.0198      Sep-11           13.0914         10.6427       12.2248
   Jan-07           11.6297          9.5724       10.9235      Oct-11           12.6525         10.2837       11.8137
   Feb-07           13.2387         10.8991       12.4352      Nov-11           11.8593          9.6369       11.0720
   Mar-07           13.7085         11.2831       12.8750      Dec-11           13.0835         10.6295       12.2137
   Apr-07           12.3791         10.1864       11.6252      Jan-12           12.2370          9.9396       11.4222
   May-07           12.3764         10.1817       11.6213      Feb-12           11.8522          9.6250       11.0619
   Jun-07           12.7879         10.5162       12.0059      Mar-12           13.5427         10.9954       12.6384
   Jul-07           12.7851         10.5113       12.0019      Apr-12           12.2297          9.9273       11.4119
   Aug-07           12.3748         10.1746       11.6166      May-12           12.2273          9.9232       11.4085
   Sep-07           12.3721         10.1698       11.6127      Jun-12           12.6323         10.2498       11.7852
   Oct-07           11.9829          9.8475       11.2461      Jul-12           12.6299         10.2457       11.7817
   Nov-07           13.2196         10.8611       12.4054      Aug-12           12.2201          9.9111       11.3983
   Dec-07           12.7761         10.4942       11.9880      Sep-12           12.2177          9.9071       11.3949


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DISTRIBUTION   GROUP I LOAN   GROUP II LOAN
    DATE         CAP (%)         CAP (%)      WAC CAP (%)
------------   ------------   -------------   -----------
   Oct-12           11.8336          9.5937       11.0355
   Nov-12           13.0552         10.5819       12.1735
   Dec-12           12.6176         10.2250       11.7643
   Jan-13           11.4683          9.2918       10.6917
   Feb-13           13.0476         10.5692       12.1628
   Mar-13           13.5110         10.9423       12.5935


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GROUP I LOAN CAP, EFFECTIVE GROUP II LOAN CAP AND EFFECTIVE WAC CAP. The Group I Loan Cap, the Effective Group II Loan Cap (The Group II Loan Cap plus the purchased interest rate cap) and the Effective WAC Cap (the WAC Cap plus the purchased interest rate cap) are provided in the following table. The information in the following table has been prepared in accordance with (i) six-month LIBOR remains constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

DISTRIBUTION   GROUP I LOAN   EFF. GROUP II   EFF. WAC   DISTRIBUTION   GROUP I LOAN   EFF. GROUP II   EFF. WAC
    DATE         CAP (%)      LOAN CAP (%)    CAP (%)        DATE         CAP (%)      LOAN CAP (%)    CAP (%)
------------   ------------   -------------   --------   ------------   ------------   -------------   --------
   Apr-03            7.1045          9.1094     7.7601      Nov-07           13.2196         13.6188    13.3574
   May-03            7.3465          9.7564     8.1376      Dec-07           12.7761         13.0769    12.8800
   Jun-03            6.8700          9.2186     7.6436      Jan-08           11.6121         11.9647    11.7339
   Jul-03            6.8675          9.1594     7.6250      Feb-08           13.2109         13.6130    13.3499
   Aug-03            7.0941          9.5580     7.9109      Mar-08           13.2080         13.4324    13.2856
   Sep-03            6.4473          8.7018     7.1967      Apr-08           11.9671         12.3333    12.0939
   Oct-03            7.5965         10.1839     8.4587      May-08           13.2023         13.5177    13.3115
   Nov-03            6.8597          9.2861     7.6700      Jun-08           12.3478         12.7276    12.4794
   Dec-03            6.6439          8.9295     7.4087      Jul-08           12.3451         12.6418    12.4480
   Jan-04            7.3299          9.9447     8.2063      Aug-08           12.7539         13.1481    12.8906
   Feb-04            6.8560          9.3094     7.6794      Sep-08           11.5919         11.9511    11.7166
   Mar-04            6.8553          9.1571     7.6285      Oct-08           13.6589         13.9900    13.7739
   Apr-04            7.3275          9.9599     8.2125      Nov-08           12.3344         12.7186    12.4679
   May-04            7.0827          9.5498     7.9127      Dec-08           11.9464         12.2377    12.0477
   Jun-04            6.6396          9.0324     7.4451      Jan-09           13.1794         13.5919    13.3229
   Jul-04            7.3259          9.8857     8.1883      Feb-09           12.3265         12.7133    12.4611
   Aug-04            6.8527          9.3301     7.6879      Mar-09           13.6442         13.7922    13.6958
   Sep-04            6.8522          9.3333     7.6893      Apr-09           12.3212         12.7097    12.4566
   Oct-04            7.0801          9.5997     7.9308      May-09           12.7292         13.0438    12.8389
   Nov-04            6.4360          8.8046     7.2362      Jun-09           11.5695         11.9361    11.6974
   Dec-04            7.5847         10.2921     8.5000      Jul-09           13.6326         13.9714    13.7508
   Jan-05            6.8502          9.3789     7.7057      Aug-09           12.3107         12.7026    12.4475
   Feb-05            8.6746         10.1520     9.1748      Sep-09           11.9234         12.3040    12.0564
   Mar-05           10.6005         12.1333    11.1198      Oct-09           13.1541         13.4837    13.2693
   Apr-05            9.5388         11.1857    10.0971      Nov-09           12.3028         12.6973    12.4408
   May-05            9.5372         11.1036    10.0686      Dec-09           12.3002         12.6101    12.4087
   Jun-05            9.2280         10.8264     9.7705      Jan-10           12.7075         13.1169    12.8509
   Jul-05            9.5340         11.1049    10.0675      Feb-10           11.5499         11.9228    11.6805
   Aug-05            9.7827         10.8353    10.1404     * Mar-10          13.6095         13.7653    13.6641
   Sep-05           11.1299         12.3296    11.5378      Apr-10           13.1374         10.7203    12.2897
   Oct-05           10.7568         11.8517    11.1293      May-10           12.6968         10.3585    11.8763
   Nov-05           10.0825         11.1889    10.4592      Jun-10           11.9008          9.7069    11.1305
   Dec-05           11.1289         12.2596    11.5141      Jul-10           13.1292         10.7064    12.2781
   Jan-06           10.4089         11.5493    10.7976      Aug-10           12.2796         10.0113    11.4823
   Feb-06           11.2447         11.8883    11.4642      Sep-10           12.2770         10.0070    11.4787
   Mar-06           13.3242         13.8084    13.4894      Oct-10           12.6836         10.3361    11.8576
   Apr-06           11.6025         12.2801    11.8339      Nov-10           11.5282          9.3924    10.7763
   May-06           11.2375         11.8162    11.4352      Dec-10           13.5839         11.0649    12.6967
   Jun-06           12.4001         13.1243    12.6477      Jan-11           12.2668          9.9898    11.4644
   Jul-06           11.9842         12.6012    12.1953      Feb-11           11.5210          9.3804    10.7662
   Aug-06           12.0039         12.3512    12.1228      Mar-11           14.0784         11.4600    13.1546
   Sep-06           12.8013         13.1727    12.9285      Apr-11           12.6679         10.3097    11.8355
   Oct-06           12.7985         13.0861    12.8970      May-11           12.6653         10.3053    11.8319
   Nov-06           12.3829         12.7441    12.5068      Jun-11           12.2543          9.9687    11.4467
   Dec-06           12.7955         13.0822    12.8938      Jul-11           12.6602         10.2966    11.8246
   Jan-07           11.6297         11.9684    11.7459      Aug-11           11.5069          9.3566    10.7463
   Feb-07           13.2387         13.6287    13.3727      Sep-11           13.0914         10.6427    12.2248
   Mar-07           13.7085         13.8395    13.7535      Oct-11           12.6525         10.2837    11.8137
   Apr-07           12.3791         12.7458    12.5052      Nov-11           11.8593          9.6369    11.0720
   May-07           12.3764         12.6613    12.4744      Dec-11           13.0835         10.6295    12.2137
   Jun-07           12.7879         13.1669    12.9184      Jan-12           12.2370          9.9396    11.4222
   Jul-07           12.7851         13.0794    12.8865      Feb-12           11.8522          9.6250    11.0619
   Aug-07           12.3748         12.7457    12.5026      Mar-12           13.5427         10.9954    12.6384
   Sep-07           12.3721         12.7438    12.5003      Apr-12           12.2297          9.9273    11.4119
   Oct-07           11.9829         12.2633    12.0796      May-12           12.2273          9.9232    11.4085


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DISTRIBUTION   GROUP I LOAN   EFF. GROUP II   EFF. WAC
    DATE         CAP (%)      LOAN CAP (%)    CAP (%)
------------   ------------   -------------   --------
   Jun-12           12.6323         10.2498    11.7852
   Jul-12           12.6299         10.2457    11.7817
   Aug-12           12.2201          9.9111    11.3983
   Sep-12           12.2177          9.9071    11.3949
   Oct-12           11.8336          9.5937    11.0355
   Nov-12           13.0552         10.5819    12.1735
   Dec-12           12.6176         10.2250    11.7643
   Jan-13           11.4683          9.2918    10.6917
   Feb-13           13.0476         10.5692    12.1628
   Mar-13           13.5110         10.9423    12.5935

*     Represents the final month of the interest rate cap agreement.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

APPENDIX A - INTEREST RATE CAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

This transaction will contain a 1-month LIBOR interest rate cap agreement (the "Interest Rate Cap") with an initial notional amount of $109,689,940 (the initial fixed rate collateral notional balance). The Interest Rate Cap (corridor) will have a term of 84 months and a strike rate of 1-month LIBOR equal to 7.00% effective up to 1-month LIBOR equal to 10.00%. Interest Rate Cap payments will be available to pay basis risk shortfall carry forward amounts on the Class A-2A, Class A-2B, Class M-1, Class M-2, Class B-1, Class B-2, and Class B-3 Certificates in the manner described herein. The notional amount of the Interest Rate Cap will amortize as specified in the amortization schedule below.

DEAL AGE    INTEREST RATE CAP    DEAL AGE    INTEREST RATE CAP    DEAL AGE    INTEREST RATE CAP
(MONTHS)   NOTIONAL AMOUNT ($)   (MONTHS)   NOTIONAL AMOUNT ($)   (MONTHS)   NOTIONAL AMOUNT ($)
--------   -------------------   --------   -------------------   --------   -------------------
    1              109,689,940      29               59,867,895      57               29,579,032
    2              108,632,143      30               58,385,534      58               28,839,851
    3              107,447,104      31               56,939,450      59               28,118,876
    4              106,137,125      32               55,528,761      60               27,415,663
    5              104,704,971      33               54,152,608      61               26,729,780
    6              103,153,868      34               52,810,153      62               26,060,804
    7              101,487,496      35               51,500,578      63               25,408,321
    8               99,709,976      36               50,223,084      64               24,771,931
    9               97,825,857      37               48,976,893      65               24,151,240
   10               95,840,103      38               47,761,244      66               23,545,865
   11               93,758,070      39               46,575,395      67               22,955,432
   12               91,585,487      40               45,418,622      68               22,379,576
   13               89,328,431      41               44,290,218      69               21,817,941
   14               87,126,426      42               43,189,494      70               21,270,181
   15               84,978,137      43               42,115,777      71               20,735,955
   16               82,882,265      44               41,068,410      72               20,214,934
   17               80,837,539      45               40,046,753      73               19,706,793
   18               78,842,723      46               39,050,180      74               19,211,220
   19               76,896,605      47               38,078,082      75               18,727,906
   20               74,998,007      48               37,129,862      76               18,256,551
   21               73,145,778      49               36,204,939      77               17,796,863
   22               71,338,793      50               35,302,748      78               17,348,557
   23               69,575,957      51               34,422,733      79               16,911,354
   24               67,856,198      52               33,564,357      80               16,484,982
   25               66,178,474      53               32,727,090      81               16,069,176
   26               64,541,764      54               31,910,420      82               15,663,678
   27               62,945,074      55               31,113,845      83               15,268,234
   28               61,387,433      56               30,336,875      84               14,882,599


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as Reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.